Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Flaherty & Crumrine Preferred and Income Fund
(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated January 30, 2015, as supplemented on February 17, 2015, February 20, 2015, June 18, 2015 and June 30, 2015

Dated September 9, 2015

The name of the Fund has been changed to Destra Flaherty & Crumrine Preferred and Income Fund.  All references to the Fund’s former name, Destra Preferred and Income Securities Fund, in the prospectus and statement of additional information are hereby replaced accordingly.

Please Keep this Supplement with Your Fund’s Prospectus and Statement of Additional Information for Future Reference